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                                                                  Exhibit 10.21


    List of Participants in the Supplemental Retirement Plan as of May 28, 1998


1.    Stephen Davidson
2.    Rederick Reis
3.    John Taylor, Jr.
4.    Michael Chambrello
5.    William O'Connor
6.    Vino Mody
7.    William Middlebrook
8.    Cynthia Nebergall
9.    Donald Stanford
10.   Thomas Sauser
11.   Robert Plourde
12.   Nicholas Supron


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